Exhibit 10.28
SEVENTH AMENDMENT AND JOINDER TO
LOAN, GUARANTY AND SECURITY AGREEMENT

This SEVENTH AMENDMENT AND JOINDER TO LOAN, GUARANTY AND SECURITY AGREEMENT (this “Amendment”), dated as of January 24, 2024, is by and among INARI MEDICAL, INC., a Delaware corporation (the “Borrower”), INARI MEDICAL INTERNATIONAL, INC., a Delaware corporation (the “IMI”), INARI MEDICAL LATIN AMERICA, INC., a Delaware corporation (“IMLA”), LIMFLOW INC., a Delaware corporation (“LimFlow” or “New Guarantor”; and together with IMI and IMLA, each, a “Guarantor” and collectively, the “Guarantors”), each of the lenders signatory hereto (the “Lenders”), and BANK OF AMERICA, N.A., as agent for the Lenders (in such capacity, the “Agent”). Capitalized terms used herein and not otherwise defined shall have the meaning assigned such term in the Loan Agreement (as defined below).
RECITALS:

A. WHEREAS, the Borrower, IMI, IMLA, Lenders and the Agent are parties to that certain Loan, Guaranty and Security Agreement, dated as of September 4, 2020 (as amended, restated, amended and restated, renewed, extended, supplemented or otherwise modified from time to time, the “Loan Agreement”);

B. WHEREAS, the Obligors have informed Agent that the Borrower has formed a wholly owned subsidiary, LimFlow and Obligors desire to join LimFlow as a Guarantor under the Loan Agreement;

C. WHEREAS, the parties have (a) agreed to amend the Loan Agreement in certain respects; and (b) join LimFlow as a Guarantor under the Loan Agreement, each as more fully set forth herein; and

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

SECTION 1.01     Definitions; Recitals.

(a)    Defined Terms. Any and all initially-capitalized terms used in this Amendment (including, without limitation, in the Recitals to this Amendment), without definition shall have the respective meanings specified in the Loan Agreement.

(b)    Recitals. The Recitals above are incorporated herein as though set forth in full and the Obligors stipulate to the accuracy of each of the Recitals.

SECTION 1.02        Amendments to Loan Agreement.

(a)     Amendment to Cover Page of the Loan Agreement. The cover page of the Loan Agreement is hereby amended and restated in its entirety with the cover page attached hereto as Exhibit A.

(b)    Amendment to Lead-In Language of Loan Agreement. The lead-in language in the Loan Agreement is hereby amended and restated in its entirety to read as follows:

THIS LOAN, GUARANTY AND SECURITY AGREEMENT is dated as of September 4, 2020, by and among INARI MEDICAL, INC., a Delaware corporation (“Inari”; and together with any other party joined hereto as a Borrower, each, a “Borrower” and collectively, the “Borrowers”), INARI MEDICAL INTERNATIONAL, INC., a Delaware corporation (the “IMI”), INARI MEDICAL LATIN AMERICA, INC., a Delaware corporation (“IMLA”), LIMFLOW INC., a Delaware corporation (“LimFlow”; and together with IMI, and IMLA, each, a “Guarantor” and collectively, the “Guarantors”), the financial institutions party to this Agreement from time to time as Lenders, and BANK OF AMERICA, N.A., a national banking association (“Bank of America”), as agent for the Lenders (in such capacity, “Agent”).

(c)    Amendment to the Definition of “Guarantors” in Section 1.1 of the Loan Agreement. The definition of “Guarantors” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“Guarantors: (a) Inari Medical International, Inc., a Delaware corporation, (b) Inari     Medical Latin America, Inc., a Delaware corporation, (c) LimFlow Inc., a Delaware corporation, and (d) each other Person that guarantees payment or performance of Obligations. For the avoidance of doubt, no Foreign Subsidiary or Foreign Subsidiary Holding Company shall be a Guarantor.”

(d)    Amendments to Schedules to the Loan Agreement. The following schedules to the Loan Agreement shall be amended and restated in their entireties with the corresponding schedules attached hereto as Exhibit B:

Schedule 8.5 Deposit Accounts
Schedule 8.6.1 Business Locations

SECTION 1.03     Joinder of New Guarantor.

(a)    Joinder of New Guarantor. New Guarantor hereby agrees to, assume all of the obligations of a non-Borrower “Obligor” under the Loan Agreement and New Guarantor, Agent and the Lenders agree that New Guarantor shall be a non-Borrower “Obligor” and be bound as a non-Borrower “Obligor” under the terms of the Loan Agreement as if New Guarantor had been an original signatory thereto. In furtherance of the foregoing, New Guarantor hereby assigns, pledges, and grants to Agent, for the benefit of the Secured Parties, a continuing security interest in and Lien upon all personal Property of New Guarantor, whether now owned or hereafter acquired and wherever located and agrees to be bound by all of the provisions of the Loan Agreement including, without limitation, Section 7 of the Loan Agreement on and after the date hereof as if it had been an original signatory thereto.

(b)    Schedules to Loan Agreement. The Schedules of the Loan Agreement are hereby amended to add the information relating to New Guarantor as attached hereto. Each Obligor hereby confirms that the representations and warranties set forth in Section 9 of the Loan Agreement applicable to such Obligor are true and correct in all material respects as of the date of this Amendment after giving effect to such amendment to such Schedules.

For the avoidance of doubt, the effectiveness of Section 1.03 of this Amendment is subject to Section 1.05 of this Amendment.

SECTION 1.04        Representations and Warranties. Each Obligor hereby represents and warrants to each Lender and the Agent, on the Seventh Amendment Effective Date (as hereinafter defined), as follows:

(a)    After giving effect to this Amendment, the representations and warranties set forth in Section 9 of the Loan Agreement and in each other Loan Document, are true and correct in all material respects on and as of the Seventh Amendment Effective Date with the same effect as if made on and as of the Seventh Amendment Effective Date, except to the extent such representations and warranties expressly relate solely to an earlier date (in which event such representations or warranties were true and correct in all material respects as of such earlier date):

(b)    No Default or Event of Default (except as set forth herein) has occurred and is continuing, or would result from the execution, delivery or performance by any Obligor of this Amendment.

(c)    Each Obligor is duly authorized to execute, deliver and perform this Amendment.

(d)    This Amendment is a legal, valid and binding obligation of each Obligor, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors’ rights generally and the availability of remedies.

(e)    The execution, delivery and performance of this Amendment have been duly authorized by all necessary action, and do not (a) require any consent or approval of any holders of Equity Interests of each Obligor, except those already obtained; (b) contravene the Organic Documents of any Obligor; (c) violate or cause a default under any Applicable Law or Material Contract except as could not reasonably be expected to result in a Material Adverse Effect; or (d) result in or require imposition of a Lien (other than a Permitted Lien) on the Borrower’s Property.

SECTION 1.05        Conditions to Effectiveness. This Amendment shall become effective only upon satisfaction of the following condition precedents (the date upon which such condition has been satisfied being herein called the “Seventh Amendment Effective Date”):

(a)    the Agent shall have received duly executed counterparts of this Amendment which, when taken together, bear the authorized signatures of the Borrower, the Guarantors, the New Guarantor, the Lenders, and the Agent;

(b)    with respect to the New Guarantor, Agent shall have been authorized to make all filings and recordations necessary to perfect its Liens in the Collateral and shall have received UCC and Lien searches and other evidence satisfactory to Agent that such Liens are the only Liens upon the Collateral, except Permitted Liens;

(c)    the Agent shall have received a certificate of a duly authorized officer of New Guarantor, certifying (i) that the attached copies of such Obligor’s Organic Documents, in each case, are true and complete, and in full force and effect, without amendment except as shown; (ii) that an attached copy of resolutions authorizing execution and delivery of the Loan Documents is true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to this credit facility; and (iii) to the title, name and signature of each Person authorized to sign the Loan Documents;

(d)    the Agent shall have received a written opinion of O’Melveny & Myers LLP as it relates to New Guarantor, in form and substance reasonably satisfactory to Agent;

(e)    the Agent shall have received certificates of insurance for the insurance policies carried by or covering the Obligors, including the New Guarantor, together with lender’s loss payee endorsements, all in compliance with the Loan Documents and upon request from the Agent, copies of such insurance policies; and

(f)    the Agent shall have received a good standing certificate of New Guarantor, issued by the Secretary of State of such New Guarantor’s jurisdiction of organization.

SECTION 1.06        Post-Closing Conditions. Within thirty (30) days after the Seventh Amendment Effective Date (or such longer period as approved by the Agent in its sole discretion), Agent shall have received fully executed and compiled Deposit Account Control Agreements with respect to the following Accounts: (a) Morgan Stanley Smith Barney LLC account, with account number 714-029374-391, (b) Morgan Stanley Smith Barney LLC account, with account number 714-029378-391, and (c) Merrill Lynch Investments account, with account number 88Q-03479.

SECTION 1.07        Expenses. The Borrower shall pay all reasonable and documented out-of-pocket expenses incurred by Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including, but not limited to, reasonable and documented fees and disbursements of counsel to the Agent.

SECTION 1.08        Cross-References. References in this Amendment to any Section are, unless otherwise specified, to such Section of this Amendment.

SECTION 1.09        Instrument Pursuant to Loan Agreement. This Amendment is a Loan Document executed pursuant to the Loan Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Loan Agreement.

SECTION 1.10        Further Acts. Each of the parties to this Amendment agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Amendment.

SECTION 1.11        Governing Law. THIS AMENDMENT, THE OTHER LOAN DOCUMENTS (EXCEPT AS OTHERWISE EXPRESSLY PROVIDED THEREIN) AND ALL CLAIMS SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES EXCEPT FEDERAL LAWS RELATING TO NATIONAL BANKS. SECTIONS 14.15 AND 14.16 OF THE LOAN AGREEMENT ARE INCORPORATED HEREIN.

SECTION 1.12        [Reserved.]

SECTION 1.13        Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be as effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “execute,” “signature” and words of like import in this Amendment shall be deemed to include electronic signatures, which shall be of the same legal effect, validity or enforceability as a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 1.14        Severability. In case any provision in or obligation under this Amendment, the Loan Agreement or the other Loan Documents shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 1.15        Benefit of Agreement. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that no Obligor may assign or transfer any of its interest hereunder without the prior written consent of the Lenders.

SECTION 1.16        Integration. This Amendment represents the agreement of the Borrower, the Guarantor, the Agent and each of the Lenders signatory hereto with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

SECTION 1.17        Limited Effect. Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agent under the Loan Agreement or any other Loan Document, nor shall they constitute a waiver of any Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement or any other Loan Document. Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Loan Agreement specifically referred to by such amendments. Except as expressly amended herein, the Loan Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof. As used in the Loan Agreement, the terms “Agreement”, “herein”, “hereinafter”, “hereunder”, “hereto” and words of similar import shall mean, from and after the date hereof, the Loan Agreement as amended hereby.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:
INARI MEDICAL, INC.,
a Delaware corporation

By: /s/ Mitchell Hill
Name: Mitchell Hill
Title: Chief Financial Officer and Assistant Secretary

GUARANTORS:
INARI MEDICAL INTERNATIONAL,INC.,
a Delaware corporation

By: /s/ Mitchell Hill
Name: Mitchell Hill
Title: Chief Financial Officer and Assistant
Secretary

INARI MEDICAL LATIN AMERICA.,
a Delaware corporation

By: /s/ Mitchell Hill
Name: Mitchell Hill
Title: Chief Financial Officer and Assistant
Secretary

NEW GUARANTOR:

LIMFLOW INC., a Delaware corporation

By: /s/ Mitchell Hill
Name: Mitchell Hill
Title: Chief Financial Officer & Treasurer

AGENT AND LENDERS:
BANK OF AMERICA, N.A.,
as the Agent and a Lender

By: /s/ Ron Bornstein
Name: Ron Bornstein
Title: Senior Vice President